FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

DOGECOIN CASH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54677	20-5973352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 W Mesquite Blvd., Suite C-70,

Mesquite, Nevada 89027

(Registrants principal address)

Registrant’s telephone number, including area code: (702)762-3123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2025, Cannabis Sativa, Inc. (the "Company") completed a corporate name change to Dogecoin Cash, Inc. pursuant to a Certificate of Amendment to its Articles of Incorporation filed with the State of Nevada. The corporate name change was processed by the Financial Industry Regulatory Authority ("FINRA") and is reflected on the OTC Markets Group platform. The Company's trading symbol remains "CBDS" and will continue until a new symbol is assigned.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation, filed with the Nevada Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGECOIN CASH, INC.
Date: April 25, 2025

By: /s/ David Tobias
Name: David Tobias
Title: Chief Executive Officer